UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2025

HORIZON BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-10792	35-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
515 Franklin Street
Michigan City, IN 46360
(Address of principal executive offices, including zip code)

(219) 879-0211
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	HBNC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Horizon Bancorp, Inc. issued a press release announcing that the Company’s financial results for the fourth quarter of 2024 will be released after the market close on Wednesday, January 22, 2025. Management will also host a conference call to discuss the Company’s financial results for the fourth quarter of 2024 on Thursday, January 23, 2025 at 7:30 a.m. CT (8:30 a.m. ET).

The press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
EXHIBIT INDEX
Exhibit No.	Description	Location
99.1	Press release announcing the scheduled release of fourth quarter 2024 earnings and conference call	Attached
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)	Within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 3, 2025	HORIZON BANCORP, INC.

		By:	/s/ John R. Stewart, CFA
John R. Stewart, CFA
Executive Vice President & Chief Financial Officer

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